EXHIBIT 5(a)

Form of Application

TRANSAMERICA ASCENT

FLEXIBLE PREMIUM DEFERRED

VARIABLE ANNUITY APPLICATION

Home Office: 4 Manhattanville Road, Purchase, NY 10577

Mail the application and a check to:
Transamerica Financial Life Insurance Company 4333 Edgewood Road N.E., Cedar Rapids, IA 52499 Telephone: (800) 821-9090

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Transamerica Ascent
FLEXIBLE PREMIUM DEFERRED
VARIABLE ANNUITY APPLICATION
Transamerica Financial Life Insurance Company
Home Office: 4 Manhattanville Road, Purchase, NY 10577
Administrative Office: 4333 Edgewood Road N.E., Cedar Rapids, IA 52499
Telephone: (800) 821-9090

1.	ANNUITANT

Full Name: _______________________________________________________________________________________________________________

Residential Address:* ___________________________________________________	City, State, Zip: _____________________________________

Mailing Address: ______________________________________________________	City, State, Zip: _____________________________________

SSN/TIN: ____________________________________________________________	Date of Birth: _______________________________________

Telephone: ___________________________________________________________	E-mail Address: _____________________________________

Sex:	☐ Male	Citizenship:	☐ U.S. Citizen/Resident Alien
	☐ Female		☐ Non-Resident Alien (Country of Residence: ____________________ )

*	Residential Address must be completed and cannot be a P.O. Box.

2.	OWNERSHIP

A. PRIMARY OWNER

☐ Same as Annuitant	Linking Number (if applicable): __________________________

Full Name: _______________________________________________________________________________________________________________

Residential Address:* ___________________________________________________	City, State, Zip: _____________________________________

Mailing Address: ______________________________________________________	City, State, Zip: _____________________________________

SSN/TIN: ____________________________________________________________	Date of Birth: _______________________________________

Telephone: ___________________________________________________________	E-mail Address: _____________________________________

Sex:	☐ Male	Citizenship:	☐ U.S. Citizen/Resident Alien
	☐ Female		☐ Non-Resident Alien (Country of Residence: ____________________ )

B. JOINT OWNER (if applicable)

Relationship to Primary Owner: ______________________________________________________________________________________________

Full Name: _______________________________________________________________________________________________________________

Residential Address:* ___________________________________________________	City, State, Zip: _____________________________________

Mailing Address: ______________________________________________________	City, State, Zip: _____________________________________

SSN/TIN: ____________________________________________________________	Date of Birth: _______________________________________

Telephone: ___________________________________________________________	E-mail Address: _____________________________________

Sex:	☐ Male	Citizenship:	☐ U.S. Citizen/Resident Alien
	☐ Female		☐ Non-Resident Alien (Country of Residence: ____________________ )

*	Residential Address must be completed and cannot be a P.O. Box.

A Trustee Certification Form is required if a Trust is named as Owner.

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3.	BENEFICIARY DESIGNATION (If there are more than 3 beneficiaries, attach a separate sheet)

Full Name:

Relationship:

Mailing Address:	City, State, Zip:

SSN/TIN:	Date of Birth:

Sex: ☐ Male ☐ Female	☐ Primary ☐ Contingent %

Full Name:

Relationship:

Mailing Address:	City, State, Zip:

SSN/TIN:	Date of Birth:

Sex: ☐ Male ☐ Female	☐ Primary ☐ Contingent %

Full Name:

Relationship:

Mailing Address:	City, State, Zip:

SSN/TIN:	Date of Birth:

Sex: ☐ Male ☐ Female	☐ Primary ☐ Contingent %

Beneficiary designation(s) must total 100%.

A Trustee Certification Form is required if a Trust is named as Beneficiary.

4.	INITIAL PURCHASE PAYMENT

☐	Check/Wire Enclosed $

☐	Carrier to request release of funds $

☐	Agent/Client to request release of funds $

5.	NON-QUALIFIED INFORMATION

☐	New Money

☐	1035 Exchange

☐	CD/Mutual Fund Liquidation

6.	QUALIFIED INFORMATION

☐  IRA    ☐   Roth IRA    ☐  SEP/IRA  ☐    403(b)  ☐    Other

Source of Funds:

☐	New Money: Tax Year (Defaults to Current Calendar Year)

☐	Trustee to Trustee Transfer

☐	Rollover From:

☐	IRA

☐	ROTH IRA - Date first established

☐	SEP/IRA

☐	403(b)

☐	401(k)

☐	Converted ROTH - Date of conversion

☐	Other

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7.	GUARANTEED DEATH BENEFITS

If no option is specified, the Return of Premium Death Benefit will apply. Your selection cannot be changed after the policy has been issued.

☐	Return of Premium Death Benefit (For Issue Ages: 0 to 90.)

☐	Annual Step-Up Death Benefit (For Issue Ages: 0 to 75. Stepping-up stops at age 81.)

8.	AVAILABLE RIDERS

If a rider is not selected, it will not apply.

☐	Guaranteed Minimum Withdrawal Benefits (Income Select for Life)

Please indicate:

☐	Single

☐	Joint (If Joint, Sections 2B or 3 must be completed for Joint Owner or Sole Beneficiary, whichever is applicable. Joint Owner or Sole Beneficiary must be the Annuitant’s spouse.)

Select one of the following options: (For Issue Ages: 0 to 80)

☐ Income Only	OR	☐ Income with:	☐ Death Benefit
Cost: .40% Single .60% Joint Annually			Cost: .65% Single .80% Joint Annually

☐ Growth*
Cost: .65% Single (Not available with Joint)

☐ Growth and Death Benefit *
Cost: .90% Single (Not available with Joint)

During the time the rider is in force, you may transfer amounts among the designated funds; however, you cannot transfer any amount to any subaccount that is not a designated fund.

The Income Select for Life Riders can be terminated independently of the policy to which it is attached, at any time within a 30 day window following each rider anniversary.

The Guaranteed Minimum Withdrawal Benefit under the Guaranteed Minimum Withdrawal Benefit Rider can only be taken as a withdrawal benefit and does not increase the policy value.

Surrender of the policy due to a reduction in policy value (even to a zero value) may not be appropriate if the withdrawal guarantee available through the Guaranteed Minimum Withdrawal Benefit of the Guaranteed Minimum Withdrawal Benefit Rider has a positive value.

The Guaranteed Minimum Withdrawal Benefit Rider fee is a percentage of the Total Withdrawal Base, and this fee covers the benefit provided by this rider. The Rider fee is only deducted from the separate account assets of the policy.

Withdrawals prior to the calendar anniversary following the annuitant’s (and annuitant’s spouse, if joint) 59th birthday will result in an excess partial withdrawal.

The Income Select for Life Rider may not be appropriate for owners taking the Minimum Required Distributions, as these withdrawals may determine the income benefit percentage at an earlier date than expected. This may result in lower guaranteed withdrawal amounts.

When the death benefit is elected along with the Income Select for Life in conjunction with joint lives, the death benefit is paid upon the later of the annuitant’s or annuitant’s spouse’s death.

*	Additional information applicable to the Income Select for Life with growth riders.

The Total Withdrawal Base growth will cease at the occurrence of the earlier of the first withdrawal or the 10th rider anniversary. Consequently, withdrawals prior to the 10th rider anniversary, including any applicable Minimum Required Distributions may limit the growth applied to the Total Withdrawal Base to less than 10 rider years. Therefore, these riders may not be appropriate for owners taking Minimum Required Distributions prior to the 10th rider anniversary. Please consult a tax advisor on this and other matters of selecting withdrawal options.

Additional Rider Options:

☐	Waiver of Surrender Charge Rider (Access) (Issue Ages: 0 to 90)

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9.	PORTFOLIO INVESTMENT STRATEGY

☐	Immediate Investment (Future Premium Allocations will be invested in this manner unless otherwise specified.)

I elect to allocate 100% of my contributions according to the percentage(s) listed in “Immediate Investment Allocation”. Complete Section 10.

☐	Dollar Cost Averaging (DCA) Program

I elect to allocate 100% of my contributions according to the percentage(s) listed in “Dollar Cost Averaging Program”. Complete Section 11.

☐	Combined: Immediate Investment and DCA Program

I elect to allocate 100% of my contributions according to the percentage(s) listed in “Immediate Investment Allocation” and “Dollar Cost Averaging Program”. Complete Section 10 and Section 11.

10.	IMMEDIATE INVESTMENT/COMBINED ALLOCATION

Portion of Initial Premium to be allocated to Dollar Cost Average Program (if applicable):

        .0% Dollar Cost Averaging ($500 minimum) - Please complete Section 11

Portion of Initial Premium to be immediately invested:

Fixed Accounts:

        .0% 1 Year Fixed Guaranteed Period Option(1)

Variable Sub-Accounts:

        .0% Transamerica Money Market - Service Class(1)

        .0% Asset Allocation - Conservative Portfolio - Service Class(1)

        .0% Asset Allocation - Moderate Portfolio - Service Class(1)

        .0% Asset Allocation - Moderate Growth Portfolio - Service Class(1)

        .0% International Moderate Growth Fund - Service Class(1)

        .0% Asset Allocation - Growth Portfolio - Initial Class

        .0% AIM V.I. Core Equity Fund - Series II

        .0% AIM V.I. Capital Appreciation Fund - Series II

        .0% AllianceBernstein Large Cap Growth Portfolio - Class B

        .0% AllianceBernstein Global Technology Portfolio - Class B

        .0% Capital Guardian Global - Initial Class

        .0% Capital Guardian U.S. Equity - Initial Class

        .0% Capital Guardian Value - Initial Class

        .0% Clarion Global Real Estate Securities - Initial Class

        .0% Columbia Asset Allocation Fund - Class A

        .0% Columbia Large Cap Value Fund - Class A

        .0% Columbia Small Company Growth Fund - Class A

        .0% Columbia High Yield Fund - Class A

        .0% Columbia Marsico Focused Equities Fund - Class A

        .0% Columbia Marsico Growth Fund - Class A

        .0% Columbia Marsico International Opportunities Fund - Class B

        .0% Columbia Mid Cap Growth Fund - Class A

        .0% Columbia Marsico 21st Century Fund - Class A

        .0% Federated Market Opportunity - Initial Class

        .0% Fidelity - VIP Equity-Income Portfolio - Service Class 2

        .0% Fidelity - VIP Growth Opportunities Portfolio - Service Class 2

        .0% Fidelity - VIP Growth Portfolio - Service Class 2

        .0% Fidelity - VIP Index 500 Portfolio - Service Class 2

        .0% Fidelity - VIP Mid Cap Portfolio - Service Class 2

        .0% Fidelity - VIP Value Strategies Portfolio - Service Class 2

        .0% Franklin Small Cap Value Securities Fund - Class 2

        .0% Franklin Small-Midcap Growth Securities Fund - Class 2

        .0% Legg Mason Partners All Cap - Initial Class

        .0% Janus Aspen - Worldwide Growth Portfolio - Service Shares

        .0% Jennison Growth - Initial Class

        .0% JPMorgan Core Bond - Initial Class

        .0% Mutual Shares Securities Fund - Class 2

        .0% MFS Emerging Growth Series - Service Class

        .0% MFS High Yield - Initial Class

        .0% MFS Research Series - Service Class

        .0% MFS Total Return Series - Service Class

        .0% MFS Utilities Series - Service Class

        .0% Oppenheimer Capital Appreciation Fund/VA - Services Shares

        .0% Oppenheimer Main Street Fund/VA - Services Shares

        .0% Oppenheimer Strategic Bond Fund/VA - Service Shares

        .0% PIMCO Total Return - Initial Class

        .0% Putnam VT Growth and Income Fund - Class IB Shares

        .0% Putnam VT Research Fund - Class IB Shares

        .0% Templeton Foreign Securities Fund - Class 2

        .0% Third Avenue Value - Initial Class

        .0% Transamerica Convertible Securities - Initial Class

        .0% Transamerica Equity - Initial Class

        .0% Transamerica Growth Opportunities - Initial Class

        .0% T. Rowe Price Equity Income - Initial Class

        .0% T. Rowe Price Small Cap - Initial Class

        .0% Van Kampen Mid-Cap Growth - Initial Class

        .0% Other

        .0% Other

100%

(1)	If the Income Select for Life Rider is elected in Section 8, allocations are only allowed among these Designated Funds.

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11.	DOLLAR COST AVERAGING (DCA) PROGRAM

There is a minimum of $500 for each DCA Transfer. The minimum length for a DCA Program is six (6) months.

Transfer from:

☐	DCA Fixed Account
☐	Money Market Account

Frequency:

☐      Monthly    ☐      Quarterly

Number of Transfers:

☐ 4    ☐ 6    ☐ 8    ☐ 12    ☐ 24    ☐ Other:

Transfer to Subaccounts:

        .0% Transamerica Money Market - Service Class(1)

        .0% Asset Allocation - Conservative Portfolio - Service Class(1)

        .0% Asset Allocation - Moderate Portfolio - Service Class(1)

        .0% Asset Allocation - Moderate Growth Portfolio - Service Class(1)

        .0% International Moderate Growth Fund - Service Class(1)

        .0% Asset Allocation - Growth Portfolio - Initial Class

        .0% AIM V.I. Core Equity Fund - Series II

        .0% AIM V.I. Capital Appreciation Fund - Series II

        .0% AllianceBernstein Large Cap Growth Portfolio - Class B

        .0% AllianceBernstein Global Technology Portfolio - Class B

        .0% Capital Guardian Global - Initial Class

        .0% Capital Guardian U.S. Equity - Initial Class

        .0% Capital Guardian Value - Initial Class

        .0% Clarion Global Real Estate Securities - Initial Class

        .0% Columbia Asset Allocation Fund - Class A

        .0% Columbia Large Cap Value Fund - Class A

        .0% Columbia Small Company Growth Fund - Class A

        .0% Columbia High Yield Fund - Class A

        .0% Columbia Marsico Focused Equities Fund - Class A

        .0% Columbia Marsico Growth Fund - Class A

        .0% Columbia Marsico International Opportunities Fund - Class B

        .0% Columbia Mid Cap Growth Fund - Class A

        .0% Columbia Marsico 21st Century Fund - Class A

        .0% Federated Market Opportunity - Initial Class

        .0% Fidelity - VIP Equity-Income Portfolio - Service Class 2

        .0% Fidelity - VIP Growth Opportunities Portfolio - Service Class 2

        .0% Fidelity - VIP Growth Portfolio - Service Class 2

        .0% Fidelity - VIP Index 500 Portfolio - Service Class 2

        .0% Fidelity - VIP Mid Cap Portfolio - Service Class 2

        .0% Fidelity - VIP Value Strategies Portfolio - Service Class 2

        .0% Franklin Small Cap Value Securities Fund - Class 2

        .0% Franklin Small-Midcap Growth Securities Fund - Class 2

        .0% Legg Mason Partners All Cap - Initial Class

        .0% Janus Aspen - Worldwide Growth Portfolio - Service Shares

        .0% Jennison Growth - Initial Class

        .0% JPMorgan Core Bond - Initial Class

        .0% Mutual Shares Securities Fund - Class 2

        .0% MFS Emerging Growth Series - Service Class

        .0% MFS High Yield - Initial Class

        .0% MFS Research Series - Service Class

        .0% MFS Total Return Series - Service Class

        .0% MFS Utilities Series - Service Class

        .0% Oppenheimer Capital Appreciation Fund/VA - Services Shares

        .0% Oppenheimer Main Street Fund/VA - Services Shares

        .0% Oppenheimer Strategic Bond Fund/VA - Service Shares

        .0% PIMCO Total Return - Initial Class

        .0% Putnam VT Growth and Income Fund - Class IB Shares

        .0% Putnam VT Research Fund - Class IB Shares

        .0% Templeton Foreign Securities Fund - Class 2

        .0% Third Avenue Value - Initial Class

        .0% Transamerica Convertible Securities - Initial Class

        .0% Transamerica Equity - Initial Class

        .0% Transamerica Growth Opportunities - Initial Class

        .0% T. Rowe Price Equity Income - Initial Class

        .0% T. Rowe Price Small Cap - Initial Class

        .0% Van Kampen Mid-Cap Growth - Initial Class

        .0% Other

        .0% Other

100%

(1)	If the Income Select for Life Rider is elected in Section 8, allocations are only allowed among these Designated Funds.

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12.	ASSET REBALANCING

Rebalancing will not begin until completion of DCA Program, if applicable. Money invested in the Fixed Account is not included. More than one fund must be allocated to participate in this program. If you would like to rebalance to a mix other than indicated in “Immediate Investment Allocation,” please complete the Optional Services Form.

I elect Asset Rebalancing:  ☐  No    ☐  Yes

Rebalance the variable subaccounts according to my Immediate Investment Allocation using the frequency indicated below.

☐  Monthly    ☐  Quarterly    ☐  Semi-Annually    ☐  Annually

13.	REPLACEMENT INFORMATION

Will this annuity replace or change any existing annuity or life insurance?

☐	No

☐	Yes (If yes, complete the following and submit the appropriate state replacement form(s) if your state has Replacement Regulations.)

Company:

Policy #:

14.	APPLICANT INFORMATION

☐	Check here if you want to be sent a copy of “Statement of Additional Information.”

Did	the agent or registered representative present and leave the applicant sales material?

☐	No

☐	Yes

15.	SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE

•	To the best of my knowledge and belief, all of my statements and answers on this application are correct and true.

•	I am in receipt of a current prospectus for this variable annuity.

•

This application is subject to acceptance by Transamerica Financial Life Insurance Company. If this application is rejected for any reason, Transamerica Financial Life Insurance Company will be liable only for return of purchase payment paid.

•

I understand that federal law requires all financial institutions to obtain customer information, including the name, residential address, date of birth, Social Security Number or Tax Identification Number and any other information necessary to sufficiently identify each customer. I understand that failure to provide this information could result in the annuity contract not being issued, delayed or unprocessed transactions, or annuity contract termination.

•	Account values when allocated to any of the subaccounts in Section 10 and Section 11 are not guaranteed as to fixed dollar amount.

I HAVE REVIEWED MY FINANCIAL OBJECTIVES AND INSURANCE NEEDS, INCLUDING ANY EXISTING ANNUITY COVERAGE, AND FIND THE ANNUITY BEING APPLIED FOR IS APPROPRIATE FOR MY NEEDS.

Signed at:
	City	State
Date:

F Owner(s) Signature: X
F Joint Owner(s) Signature: X
F Annuitant Signature (if not Owner): X

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16.	REPRESENTATIVE/AGENT INFORMATION

A.	Does the applicant have any existing annuity policies or life insurance contracts?

☐	No

☐	Yes

B.	Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance?

☐	No

☐	Yes (If Yes, the applicant must complete and submit with the application, the appropriate state replacement form(s) if the state has Replacement Regulations.)

C.	Did you present and leave the applicant insurer-approved sales material?

☐	No

☐	Yes

I HAVE MADE REASONABLE EFFORTS TO OBTAIN INFORMATION CONCERNING THE CONSUMER’S FINANCIAL STATUS, TAX STATUS, INVESTMENT OBJECTIVES AND SUCH OTHER INFORMATION USED OR CONSIDERED TO BE REASONABLE IN MAKING THE ANNUITY RECOMMENDATION AND FIND THE ANNUITY BEING APPLIED FOR APPROPRIATE FOR HIS/HER NEEDS.

#1: Registered Representative/Licensed Agent

Print First Name:

Print Last Name:

F	Signature: X

Representative/Agent ID Number:

Email Address (Optional):

Phone Number:

Firm Name:

Firm Address:

#2: Registered Representative/Licensed Agent

Print First Name:

Print Last Name:

F	Signature: X

Representative/Agent ID Number:

Email Address (Optional):

Phone Number:

For Representative/Agent Use Only – Contact your home office for program information.

Commission Election (check one) :	☐ Option A (not available with the Waiver of Surrender Charge Rider (Access))
☐ Option B ☐ Option C (only available with the Waiver of Surrender Charge Rider (Access))

(Once selected, program cannot be changed)

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